10 EXHIBIT B to
                                                   Common Stock Purchase Warrant

                              [FORM OF] ASSIGNMENT

                  FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers unto the Assignee named below all of the rights of the undersigned to purchase Common Stock, par value $.001 per share ("Common Stock") of CAPITA RESEARCH GROUP, INC. represented by the Warrant, with respect to the number of shares of Common Stock set forth below:

Name of Assignee              Address                       No. of Shares
----------------              -------                       -------------

and does hereby irrevocably constitute and appoint ________ as Attorney to make such transfer on the books of CAPITA RESEARCH GROUP, INC. maintained for that purpose, with full power of substitution in the premises.

Dated: ____________________



                                     -------------------------
                                     [name]

359151.5
22795-0999

                                                                   Exhibit 10(b)

                                                              MODIFICATION NO. 1

             NASA and NextGen Systems, Incorporated entered into Exclusive License Agreement No. DE-234 on August 4, 1997. By this Agreement NASA and NextGen Systems, Incorporated modify Exclusive License Agreement No. DE-234 as follows:

             Article II, Section 2.9 is replaced by:

                       "FIELD OF USE" means  advertising and promotions for, and
             content of, products, services, entertainment, and organizations, including DIRECT RESPONSE product or services promotions, and including packaging and product design and ON- PRODUCT advertising, for use in appropriate media.

             In witness whereof, each party has caused this Agreement to be executed by its duly authorized representative:

             National Aeronautics and        NextGen Systems, Inc.
               Space Administration

             By: /s/ Edward A. Frankle         By: /s/ David B. Hunter
                 ---------------------             -------------------
                     Edward A. Frankle                  David B. Hunter

                        Typed Name                         Typed Name


             Title:   General Counsel           Title: Vice President
                      ---------------           ---------------------

             Date:   7/31/98                           Date:  6/29/98
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